                                                                    EXHIBIT 23.2



                       INDEPENDENT ACCOUNTANTS' CONSENT


The Board of Directors
Engage Technologies, Inc.


We consent to the use of our reports incorporated by reference in the registration statement on Form S-8 of Engage Technologies, Inc.


KPMG LLP

Boston, Massachusetts
December 20, 1999